                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    FILED BY THE REGISTRANT /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                     PANERA BREAD COMPANY
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         August 18, 1999
         -----------------------------------------------------------------------

                              PANERA BREAD COMPANY

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         SEPTEMBER 17, 1999--9:00 A.M.

    You are hereby notified that the Annual Meeting of Stockholders of Panera Bread Company will be held on Friday, September 17, 1999 at 9:00 A.M., at Mercantile Bank, 7(th) and Washington, One Mercantile Center, St, Louis, MO 63101, to consider and act upon the following matters:

    1.  To elect one (1) Director;

    2.  To ratify the action of the Directors reappointing
        PricewaterhouseCoopers L.L.P. as auditors for the Company for the fiscal year ending December 25, 1999;

    3.  To transact such other business as may properly come before the meeting.

    If you are unable to attend the meeting personally, please be sure to date, sign and return the enclosed proxy in the envelope provided to: Boston EquiServe Limited Partnership, 150 Royall Street, Canton, Massachusetts 02021.

    Only stockholders of record on the books of the Company at the close of business on July 30, 1999 are entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Directors,
                                             WALTER D. WEKSTEIN, Secretary

Dated: August 18, 1999

                              PANERA BREAD COMPANY
                               EXECUTIVE OFFICES:
                            7930 BIG BEND BOULEVARD,
                            WEBSTER GROVES, MO 63119
                                PROXY STATEMENT
                               VOTING PROCEDURES

    This proxy statement and the accompanying proxy card are first being mailed to stockholders commencing on or about August 18, 1999. The accompanying proxy is solicited by the Board of Directors of Panera Bread Company (the "Company"), for use at the Annual Meeting of Stockholders to be held on September 17, 1999 and any adjournment or adjournments thereof. The cost of soliciting proxies will be borne by the Company. Directors, officers and employees of the Company may assist in the solicitation of proxies by mail, telephone, telegraph and personal interview without additional compensation.

    When a proxy is returned properly signed, the shares represented thereby will be voted by the persons named as proxies in accordance with the stockholder's directions. You are urged to specify your choices on the enclosed proxy card. If a proxy is signed and returned without specifying choices, the shares will be voted "FOR' proposals 1 and 2 and in the discretion of the persons named as proxies in the manner they believe to be in the best interests of the Company as to other matters that may properly come before the meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the meeting by written notice to the Company, by oral notice to the Secretary at the meeting or by submitting a later dated proxy.

    The Board of Directors has fixed July 30, 1999 as the record date for the meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the meeting. On the record date, there were 10,604,999 shares of Class A Common Stock (each of which is entitled to one vote), and 1,538,247 shares of Class B Common Stock (each of which is entitled to three votes) of the Company issued and outstanding. The Class A and Class B Common Stock are referred to in this proxy statement as the "Common Stock." The holders of Common Stock do not have cumulative voting rights.

    For all proposals on the agenda for the meeting, the holders of a majority in interest of the combined voting power of the Class A and Class B Common Stock issued and outstanding and entitled to vote and present in person or represented by proxy, will constitute a quorum. Shares represented by all proxies received, including proxies that withhold authority for the election of directors and/or abstain from voting on a proposal, as well as "broker non-votes," discussed below, count toward establishing the presence of a quorum.

    Assuming the presence of a quorum, Directors of the Company are elected by plurality vote of the combined voting power of the shares of Class A and Class B Common Stock present in person or represented by proxy and voting in the election of Directors. Shares may be voted for or withheld from each nominee for election as a Director. Shares for which the vote is withheld and "broker non-votes" will be excluded entirely and will have no effect on the election of Directors of the Company.

    Assuming the presence of a quorum, the ratification of the appointment of PricewaterhouseCoopers LLP must be approved by affirmative vote of a majority of the combined voting power of the shares of Class A and Class B Common Stock present in person or represented by proxy and voting on each matter. Shares represented by proxies which are marked "abstain" for this proposal on the proxy card and proxies which are marked to deny discretionary authority on other matters will not be included in the vote totals for the respective proposals and, therefore, will have no effect on the vote.

    Under applicable rules, brokers who hold shares of the Company's Common Stock in street name have the authority to vote the shares in the broker's discretion on "routine" matters if they have not received specific instructions from the beneficial owner of the shares. Item 1, the uncontested election of a director, and Item 2, the ratification of independent accountants are "routine" matters for this purpose. With respect to matters which are determined by the appropriate broker-dealer regulatory organization to be "non-routine," none of which appear on the Agenda for this meeting of the Company's stockholders, brokers may not vote shares held in street name without specific instructions from the beneficial owner. If a broker holding shares in street name submits a proxy card on which the broker physically lines out the matter (whether it is "routine" or "non-routine") or does not indicate a specific choice ("for," "against" or "abstain") on a matter that is "non-routine," that action is called a "broker non-vote" as to that matter. Broker "non-votes" with respect to "routine" matters such as Items 1 and 2 on the agenda for this meeting, or "non-routine" matters, are not counted in determining the number of votes cast with respect to the matter. If a broker submits a proxy but does not indicate a specific choice on a "routine" matter, the shares will be voted as specified in the proxy card. At this meeting of the Company's stockholders, shares represented by such proxy card would be voted for the election of the director nominees and for the ratification of the independent accountants.

                              ELECTION OF DIRECTOR
                             (ITEM 1 ON PROXY CARD)

    According to the Company's Certificate of Incorporation, the Board of Directors is divided as nearly as possible into three classes each having an equal number of directors, with the terms of each class staggered so that the term of one class expires at each annual meeting of the stockholders.

    Nominee Ronald M. Shaich is a current Director whose term expires at the 1999 Annual Meeting. Unless otherwise instructed in the proxy, all proxies will be voted for the election of the nominee to a three-year term expiring at the 2002 Annual Meeting, such nominee to hold office until his successor has been duly elected and qualified. Stockholders who do not wish their shares to be voted for a particular nominee may so indicate by striking out the name of the nominee(s) on the proxy card. Management does not contemplate that the nominee will be unable to serve, but in that event, proxies solicited hereby will be voted for the election of another person to be designated by the Board of Directors.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEE.

        INFORMATION REGARDING NOMINEE, DIRECTORS AND EXECUTIVE OFFICERS

    The following table and biographical descriptions sets forth information regarding the principal occupation, other affiliations, committee memberships and age, for the nominee for election as a Director, each director continuing in office and the executive officers of the Company who are not Directors, based on information furnished to the Company by each nominee, director and officer. The following information is as of August 1, 1999 unless otherwise noted.

                                                                                     TERM AS A
                NAME                      AGE          POSITION WITH COMPANY       DIRECTOR ENDS
------------------------------------      ---      -----------------------------  ---------------
NOMINEE FOR ELECTION:...............          45   Chairman, Director, Chief              2002*
  Ronald M. Shaich(2)                              Executive Officer
DIRECTORS CONTINUING IN OFFICE:
  George E. Kane(1)(2)(3)...........          93   Director                               2001
  Henry J. Nasella(1)(2)(3).........          51   Director                               2001

------------------------

*   Assuming election at this Annual Meeting.

(1) Member of the Compensation and Stock Option Committee.

(2) Member of the Committee on Nominations.

(3) Member of the Audit Committee.

NOMINEE FOR ELECTION AS DIRECTORS

    RONALD M. SHAICH, Director since 1981, co-founder of the Company, Co-Chairman of the Board between January 1988 and May 1999, sole Chairman of the Board since May 1999 and Chief Executive Officer since May 1994. From January 1988 to May 25, 1994, Mr. Shaich served as Co-Chief Executive Officer of the Company. Mr. Shaich is Chairman of the Board of Trustees of Clark University.

DIRECTORS CONTINUING IN OFFICE

    GEORGE E. KANE, Director since November 1981 Mr. Kane retired in 1970 as President of Garden City Trust Company (now University Trust Company). Mr. Kane is an Honorary Director of USTrust. Mr. Kane is the father of Louis I. Kane, former Co-Chairman of the Company.

    HENRY J. NASELLA, Director since June 1995. Mr. Nasella was the President, Chief Executive Officer and Chairman of Star Markets Company, Inc. from September 1994 until June 1999. From January 1994 to September 1994, he was a principal of Phillips-Smith Specialty Venture Capital. From 1988 to July 1993, Mr. Nasella served as the President and Chief Operating Officer of Staples, Inc. Mr. Nasella served as President and Chief Executive Officer of Staples USA (Domestic) from 1992 to July 1993. Mr. Nasella currently is a member of the Board of Visitors of Northeastern University School of Business and a member of the Board of Trustees of Northeastern University Corporation.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    ANTHONY M. COLEMAN, 56, Vice President, Design for Panera, Inc. since April 1995. Director of Design for Panera, Inc. between November 1994 and April 1995.

    SCOTT DAVIS, 36, Vice President, Customer Experience for Panera, Inc. since May 1996. Director-- Concept Services and Customer Experience between June 1994 and May 1996.

    PAUL J. EVANS, 45, Vice President, Franchise Development of Panera, Inc. since June 1999. Between October 1994 and June 1999, Mr. Evans was Director, International Franchise Development for Metromedia Restaurant Group, with responsibilities for Bennigan's, Steak & Ale, Ponderosa and Bonanza franchising.

    DENIS G. FREDRICK, 55, Vice President, Information Technology of Panera, Inc. since June 1999. Between 1988 and June 1999, Mr. Fredrick was Vice President of Information Systems for Value City Department Stores, Inc.

    PAUL R. GEIST, 36, Vice President and Controller of Panera, Inc. since December 1998 and of the Company since August 1999. Prior to such time, Mr. Geist held several positions with Houlihan's Restaurant Group, Inc., Senior Vice President and Chief Financial Officer (April 1997--August 1998), Vice President and Controller (February 1995--April 1997) and Director of Finance (August 1993-- February 1995).

    LARRY G. HOUSE, 52, Vice President, Real Estate for Panera, Inc. since January 1998. Between July 1993 and January 1998, Mr. House was Vice President of Leasing for Eddie Bauer, Inc.

    THOMAS R. HOWLEY, 47, Vice President, General Counsel and Assistant Secretary of the Company since January 1993 and Vice President, Construction, and Assistant Secretary of Panera, Inc. since August 1999. Prior to that time and for the five years preceding December 28, 1996, Mr. Howley was an attorney with the law firm of Rackemann, Sawyer & Brewster.

    MICHAEL J. KUPSTAS, 42, Vice President, Operations for Panera, Inc. since January 1996. Between April 1991 and January 1996, Mr. Kupstas was Senior Vice President/Division Vice President for Long John Silver's Inc..

    JOHN M. MAGUIRE, 33, Vice President, Commissary Operations for Panera, Inc. since October 1998. Prior thereto since October 1994, Mr. Maguire was successively Manager, Director and Vice President of Commissary Operations for the Au Bon Pain and Panera Bread/Saint Louis Bread divisions of the Company.

    WILLIAM W. MORETON, 39, Senior Vice President and Chief Financial Officer of Panera, Inc. since October 1998 and of the Company since May 1999 Prior to that time since April 1997, Mr. Moreton served as Executive Vice President and Chief Financial Officer of Quality Dining, Inc.. Between October 1992 and April 1997, Mr. Moreton served as Executive Vice President and Chief Financial Officer of Houlihan's Restaurants Inc.

    RICHARD C. POSTLE, 50, President and Chief Operating Officer of the Company since May 1999 and Executive Vice President between August 1995 and May 1999. President and Chief Operating Officer, Panera, Inc. since August 1995. From August 1994 through August 1995, Mr. Postle was President and Chief Operating Officer of Checkers Drive-In Restaurants, Inc. From January 1992 through August 1994, Mr. Postle was Senior Vice President, Operations of KFC-USA. From 1988 through December 1991, Mr. Postle was Chief Operating Executive of Brice Foods Inc.

    LAWRENCE A. RUSINKO, 36, Vice President, Marketing for Panera, Inc. since February 1997. Prior thereto between May 1995 and January 1997, Mr. Rusinko held the position of Director of Marketing for Panera, Inc. Between January 1994 and April 1995, Mr. Rusinko was Manager, Creative Services for Taco Bell Corp.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Company's Board of Directors held 12 meetings, including 7 actions by written consent, during fiscal year 1998. The Board of Directors has established an Audit Committee, a Compensation and Stock Option Committee and a Committee on Nominations.

    The Audit Committee, which held one meeting in fiscal year 1998, meets with the Company's auditors and principal financial personnel to review the results of the annual audit. The Audit Committee also reviews the scope of, and establishes fees for, audit and non-audit services performed by the independent accountants, reviews the independence of the independent accountants and the adequacy and effectiveness of the Company's internal accounting controls. The Audit Committee consists of two members, currently Messrs. George E. Kane and Henry J. Nasella, and is reconstituted annually.

    The Compensation and Stock Option Committee ("Compensation Committee"), which held four meetings in fiscal year 1998, establishes the compensation, including stock options and other incentive arrangements, of the Company's Chairman and Chief Executive Officer. It also administers the Company's 1992 Equity Incentive Plan and 1992 Employee Stock Purchase Plan. The Compensation Committee consists of two members, currently Messrs. George E. Kane and Henry J. Nasella, and is reconstituted annually.

    The Committee on Nominations was established in November 1995 and held no meetings in 1998. The Committee on Nominations consists of three members, currently Messrs. Ronald M. Shaich, George E. Kane and Henry J. Nasella, and is reconstituted annually. The Committee on Nominations selects nominees for election as Directors and will consider written recommendations from any stockholder of record with respect to nominees for Directors of the Company.

    All Directors attended at least 75% of the meetings of the Board and of the committees of which they are members in fiscal 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    None of the members of the Compensation Committee has interlocking or other relationships with other boards or with the Company that would call into question his independence as a Committee member.

COMPENSATION OF DIRECTORS

    Directors who are not employees of the Company receive a quarterly fee ranging from $3,000 to $3,500 for serving on the Board, plus reimbursement of out-of-pocket expenses for attendance at each Board or committee meeting.

    Under a formula-based stock option plan for independent directors (the "Directors' Plan"), as amended by the stockholders at the 1995 Annual Meeting of Stockholders, each current Director who is not an employee or principal stockholder of the Company ("Independent Director") first elected after the effective date of the Directors' Plan will receive, upon his or her election to the board, a one-time grant of an option to purchase 5,000 shares of Class A Common stock. All Independent Directors who serve as such at the end of each of the Company's fiscal years will receive an option to purchase 5,000 shares of Class A Common Stock. All such options will have an exercise price per share equal to the fair market value of a share of Class A Common Stock as of the close of the market the trading day immediately preceding the grant date, will be fully vested when granted, and will be exercisable for a period of 10 years.

               RATIFICATION OF CHOICE OF INDEPENDENT ACCOUNTANTS
                             (ITEM 2 ON PROXY CARD)

    The Board of Directors has reappointed the firm of PricewaterhouseCoopers L.L.P., independent accountants, to audit the books, records and accounts of the Company and its subsidiaries for the fiscal year ending December 25, 1999. In accordance with a resolution of the Board of Directors, this reappointment is being presented to the stockholders for ratification at the meeting.

    PricewaterhouseCoopers L.L.P. has no direct or indirect material financial interest in the Company or its subsidiaries. Representatives of PricewaterhouseCoopers L.L.P. are expected to be present at the meeting and will be given the opportunity to make a statement on behalf of PricewaterhouseCoopers L.L.P. if they so desire. The representatives also will be available to respond to appropriate questions raised by those in attendance at the meeting.

    Proxies solicited by management will be so voted unless stockholders specify otherwise. Ratification by the stockholders is not required. If the proposal is not approved by the stockholders, the Board of Directors will not change the appointment for fiscal 1999, but will consider the stockholder vote in appointing auditors for fiscal 2000.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR' THE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS L.L.P. AS INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 1999.

                                 OTHER BUSINESS

    In addition to the business described above, there will be remarks by the Chairman of the Board and Chief Executive Officer and a general discussion period during which stockholders will have an opportunity to ask questions about the Company.

    As of the date of this proxy statement, the management of the Company knows of no matter not specifically referred to above as to which any action is expected to be taken at the meeting of stockholders. It is intended, however, that the persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of the Company and its stockholders.

                             EXECUTIVE COMPENSATION

    REPORT OF THE COMPENSATION COMMITTEE (THIS REPORT WAS DELIVERED IN MARCH 1999 PRIOR TO THE SALE OF THE AU BON PAIN DIVISION. AS PART OF THAT TRANSACTION, LOUIS I. KANE, RESIGNED AS CO-CHAIRMAN.)

    This report is made by the Compensation and Stock Option Committee (the "Compensation Committee") of the Board of Directors, the committee which is responsible for establishing the compensation, including base salary and incentive compensation, for the Company's Co-Chairman of the Board, Louis I. Kane and its Co-Chairman and Chief Executive Officer, Ronald M. Shaich.

    PHILOSOPHY

    The Compensation Committee seeks to set the compensation of the Company's Chief Executive Officer and Co-Chairmen at levels which are competitive with companies of similar size in the Company's industry. Messrs. Kane and Shaich share the overall responsibilities of Chairman of the Board of Directors. Mr. Shaich also has the overall responsibilities of Chief Executive and Chief Operating Officer. In addition to his responsibilities as Co-Chairman, Mr. Kane is actively involved in a number of areas of the Company, including real estate development, finance and international franchise development. The Compensation Committee examined compensation structures for the chief executive and chief operating officers of companies in the restaurant industry using generally available source material from business periodicals and other sources, and sought to structure the Chief Executive Officer's and Co-Chairmen's compensation at a competitive level appropriate to the comparable companies' group. The companies examined for purposes of evaluating and setting compensation of the Chief Executive Officer and Co-Chairmen are not necessarily included in the "Standard & Poor's 400--MidCap Restaurant Index" used in the Stock Performance Graph set forth under "Stock Performance" below.

    COMPENSATION STRUCTURE

    The compensation of the Chief Executive Officer and Co-Chairmen is structured to be competitive within the Company's industry and is based upon the general performance of the Company, and is reviewed annually by the Committee.

    COMPONENTS OF COMPENSATION

    SALARY. The salary shown in the Summary Compensation Table represents the fixed portion of compensation for the Chief Executive Officer and Co-Chairmen for the year. Changes in salary depend upon overall Company performance as well as levels of base salary paid by companies of similar size in the Company's industry.

    BONUS. The cash bonus is the principal incentive-based compensation paid annually to the Chief Executive Officer and Co-Chairmen. The Chief Executive Officer and Co-Chairmen will receive a bonus in a predetermined amount if the Company achieves its net income objective for the fiscal year. A higher bonus is paid if the Company exceeds the net income objective by a predetermined percentage. In determining the bonus amount, the Compensation Committee seeks to create an overall compensation package for the Chief Executive Officer and Co-Chairmen which is at the mid-point for comparable companies in the restaurant industry. For 1998, the Company did not achieve the net income objective and, therefore, no cash bonuses were paid to the Chief Executive Officer and Co-Chairmen.

    The Chief Executive Officer and Co-Chairmen may elect to take their respective bonuses in the form of 10-year, fully vested stock options for that number of shares of the Company's Class A Common Stock that could be purchased with an amount equal to two times the cash value of his bonus. The exercise price of the option equals the fair market value of the Company's Class A Common Stock on the date of grant.

    STOCK OPTIONS. Neither Mr. Kane nor Mr. Shaich participates in either the Performance-Based Option Program under the Company's 1992 Equity Incentive Plan or the 1992 Employee Stock Purchase

Plan. In order to provide what the Compensation Committee believes to be appropriate and continuing long-term incentives to its Chief Executive Officer and Co-Chairmen, and in order to align more fully the interests of the stockholders and the Chief Executive Officer and Co-Chairmen, the Compensation Committee on June 12, 1997 granted, to each of Messrs. Kane and Shaich a 10-year option, vesting equally over a five-year period (subject to continued employment), to purchase 400,000 shares of the Company's Class A Common Stock at an exercise price equal to the fair market value of a share of the Class A Common Stock calculated immediately preceding the date of grant. These grants were made in order to retain the services of Messrs. Kane and Shaich over the next five years, at a minimum. As these options have exercise prices equal to the market value of the Company's Class A Common Stock on the grant date, they provide incentive for the creation of stockholder value over the long term since their full benefit cannot be realized unless there occurs over time an appreciation in the price of the Company's Class A Common Stock. The Compensation Committee considers the number of shares to be an appropriate incentive for the Chief Executive officer and Co-Chairmen to continue to focus on building stockholder value. The Compensation Committee has not determined whether any ongoing program of long-term incentive compensation should or will be adopted with respect to its Chief Executive Officer and Co-Chairmen.

    In November 1998 the Compensation Committee determined that it was desirable to provide an additional incentive to certain employees who had been granted options in June 1998. The options granted in June 1998 had an exercise price of $10.94, the market price for the shares of Class A Common Stock on the grant date. Following the option issuances, the stock price declined, such that by November 1998 the price was in the $6.25 to $7.00 range (per reported closing prices). The Compensation Committee determined that the services of Richard Postle were of great importance to the success of the Panera Bread/St. Louis Bread Co. Business Unit. Therefore, taking into account the significant change in stock price closely following the June grant, the Committee determined that it was appropriate, and in the Company's best interests, to cancel the June option grant to Mr. Postle for 100,000 shares and to reissue the option at the market price of $6.38 as of the date of grant (November 19, 1998).

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Compensation Committee has reviewed the potential consequences for the Company of Section 162(m) of the Code which imposes a limit on tax deductions for annual compensation in excess of one million dollars paid to any of the five most highly compensated executive officers. Based on such review, the Compensation Committee believes that the limitation will have no effect on the Company in 1999.

    Respectfully submitted,

    JAMES R. MCMANUS

    Chairman, FRANCIS W. HATCH, HENRY J. NASELLA

REPORT OF THE CHIEF EXECUTIVE OFFICER

    This report is made by the Company's Chief Executive Officer, who is responsible for establishing the compensation, including salary, bonus and incentive compensation, for all of the Company's executive officers other than the Chief Executive Officer and Co-Chairmen of the Board.

    PHILOSOPHY

    In compensating its executive officers, the Chief Executive Officer seeks to structure a salary, bonus and incentive compensation package that will help attract and retain talented individuals and align the interests of the executive officers with the interests of the Company's stockholders.

    COMPONENTS OF COMPENSATION

    There are two components to the compensation of the Company's executive officers: annual cash compensation (consisting of salary and bonus incentives) and long-term incentives.

    CASH COMPENSATION. The Company participates annually in an industry-specific survey of executive officers, which serves as the basis for determining total target cash compensation packages, which are crafted individually for each executive officer. The individual's compensation consists of a base salary and contingent compensation based on actual performance against agreed-to expectations of performance. The individual compensation packages are structured so that, if the executive officer attains the expected level of achievement of each performance goal, the cash compensation of the executive officer will be approximately at the 75th percentile of the compensation of individuals occupying similar positions in the industry, using generally available surveys of executive compensation within the retail industry for companies with comparable revenues.

    At the beginning of each fiscal year, the Chief Executive Officer and each executive officer establish a series of individual performance goals which are specific to the executive's responsibilities. These goals seek to measure performance of each executive officer's job responsibilities: for executive officers whose responsibilities are operational in nature, attainment of operating group goals and objectives is stressed, and for corporate staff officers, overall Company performance measured by earnings-per share growth is utilized. Currently, the maximum potential cash bonus for the Company's executive officers, as a percentage of base salary, ranges from 20% to 60%.

    Thus, the Company's cash compensation practices seek to motivate executives by requiring excellent performance measured against both internal goals and competitive performance.

    LONG-TERM INCENTIVE COMPENSATION. The second element of executive compensation, long-term incentive compensation, currently takes the form of stock options granted under the Company's 1992 Equity Incentive Plan. Currently, stock options are granted under a program, which consists of a series of guidelines which provide for the periodic granting of specific amounts of stock options,, depending upon the executive's position within the Company and performance. Existing holdings of stock or stock options are not a factor in determining the dollar value of an individual executive officer's award.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Chief Executive Officer has reviewed the potential consequences for the Company of Section 162(m) of the Code which imposes a limit on tax deductions for annual compensation in excess of one million dollars paid to any of the five most highly compensated executive officers. Based on such review, the Chief Executive Officer believes that the limitation will have no effect on the Company in 1998.

    Respectfully submitted,

    RONALD M. SHAICH

    Chief Executive Officer

SEVERANCE ARRANGEMENTS

    Pursuant to certain employment agreements, the Company has agreed to provide Mr. Postle with severance benefits equal to one year's base salary plus car allowance and insurance benefits if employment is terminated other than for cause.

                              COMPENSATION TABLES

    The following tables set forth information concerning the compensation paid or accrued by the Company during the fiscal years ended December 28, 1996, December 27, 1997 and December 26, 1998, to or for the Company's Chief Executive Officer and its four other most highly compensated executive officers whose salary and bonus combined exceeded $100,000 for fiscal year 1998 (hereinafter referred to as the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                        ANNUAL                                               LONG-TERM
             NAME AND                COMPENSATION     SALARY      BONUS    OTHER ANNUAL     COMPENSATION          ALL OTHER
        PRINCIPAL POSITION               YEAR           ($)        ($)       COMP.($)     OPTIONS/SARS (#)    COMPENSATION ($)
----------------------------------  ---------------  ---------  ---------  -------------  ----------------  ---------------------
Ronald M. Shaich..................          1998       254,807         --        1,428                 --                --
  Co-Chairman and Chief                     1997       250,000         --        1,428            400,000(b)              --
  Executive Officer                         1996       249,519         --        1,428                 --                --

Louis I. Kane.....................          1998       254,807         --       17,640                 --                --
  Co-Chairman (a)                           1997       250,000         --       17,640            400,000(b)              --
                                            1996       249,519         --       17,640                 --                --

Richard C. Postle.................          1998       316,067         --        5,096            100,000                --
  President, Saint Louis                    1997       295,192     75,000        8,846             10,000                --
  Bread/Panera                              1996       250,000     75,000        7,436             35,000(c)              --
  Bread Business Unit

Mark A. Borland...................          1998       214,275    150,000        6,759             25,000                --
  Chief Operating Officer,                  1997       194,205         --        5,516             15,000                --
  Au Bon Pain Business                      1996       188,370         --        5,939                 --                --
  Unit (a)

Anthony J. Carroll................          1998       167,450    125,000        6,487             42,500                --
  Senior Vice President,                    1997       144,816         --        5,528             10,000                --
  Treasurer and Chief                       1996       139,819     18,200        6,392              2,212                --
  Financial Officer (a)

------------------------

(a) Messrs. Kane, Borland and Carroll resigned from the Company concurrently with the sale of the Au Bon Pain Division in May 1999.

(b) Consists of a ten-year option, vesting equally over a five year period beginning June 12, 1997 subject to continued employment.

(c) Includes an option for 5,000 shares granted in fiscal 1997 in order to reflect compensation earned for performance in fiscal 1996.

                AGGREGATED OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                           POTENTIAL REALIZABLE
                                                       INDIVIDUAL GRANTS                                   ANNUAL RATES OF STOCK
                                                   --------------------------
                                                                 PERCENT OF                                  VALUED AT ASSUMED
                                                    NUMBER OF       TOTAL                                          PRICE
                                                   SECURITIES     OPTIONS /                                    APPRECIATION
                                                   UNDERLYING       SARS                                     PRICES FOR OPTION
                                                    OPTIONS /    GRANTED TO                                        TERM
                                                      SARS        EMPLOYEES     EXERCISE OR                        ($)*
                                                     GRANTED      IN FISCAL     BASE PRICE    EXPIRATION   ---------------------
NAME                                                   (#)        YEAR (%)       ($ / SH)        DATE         5%         10%
-------------------------------------------------  -----------  -------------  -------------  -----------  ---------  ----------
Ronald M. Shaich.................................         -0-           N/A            N/A           N/A         N/A         N/A
Louis I. Kane (1)................................         -0-           N/A            N/A           N/A         N/A         N/A
Richard C. Postle................................     100,000          11.9           6.38       6/25/08     401,235   1,016,808
Mark A. Borland (1)..............................      25,000           3.0          10.94       6/25/08     172,003     435,889
Anthony J. Carroll (1)...........................      22,500           2.7           6.38      11/19/08      90,278     228,782
                                                       20,000           2.4          10.94       6/25/08     137,602     348,711

------------------------

* The dollar amounts in this table are the result of calculations at stock appreciation rates specified by the Securities and Exchange Commission and are not intended to forecast actual future appreciation rates of the Company's stock price.

(1) Messrs. Kane, Borland and Carroll resigned from the Company concurrently with the sale of the Au Bon Pain Division in May 1999. Each of their options became fully vested concurrently with such event.

            AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                                    NUMBER OF SECURITIES
                                                                   UNDERLYING UNEXERCISED   VALUE OF UNEXERCISED IN
                                                                    OPTIONS / SARS AT FY    SARS AT FISCAL YEAR END
                                         SHARES         VALUE     ------------------------  ------------------------
                                       ACQUIRED ON    REALIZED         EXERCISABLE /             EXERCISABLE /
NAME                                  EXERCISE (#)       ($)           UNEXERCISABLE             UNEXERCISABLE
------------------------------------  -------------  -----------  ------------------------  ------------------------
Ronald M. Shaich....................           --            --         357,330/320,000                    0/0
Louis I. Kane (1)...................           --            --         357,330/320,000                    0/0
Richard C. Postle...................           --            --          30,912/160,910            1,875/5,625
Mark A. Borland (1).................           --            --           36,757/40,661                6,560/0
Anthony J. Carroll (1)..............       12,500     $   2,562           20,431/59,270                1,235/0

------------------------

(1) Messrs. Kane, Borland and Carroll each resigned from the Company coincidentally with the sale of the Au Bon Pain Division in May 1999.

                         TEN YEAR OPTION/SAR REPRICINGS

    As discussed in the Report of the Compensation and Stock Option Committee on Executive Compensation, in November 1998 the Company cancelled and reissued options issued in June 1998 to certain individuals including Richard C. Postle a named executive officer. The repricing was based on the market price of the Class A Common Stock on November 19, 1998. The new options were for the same number of shares and retained the original vesting and expiration dates of the old stock options; the new options did not accelerate or extend the time for exercise of any old options. The table below sets forth information with respect to Mr. Postle's options and with respect to all former or current executive officers of the Company concerning their participation in other option repricing programs implemented by the Company during the last ten fiscal years.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                                              NUMBER OF
                                                              SECURITIES
                                                              UNDERLYING
                                                             OPTIONS/SARS   MARKET PRICE OF   EXERCISE PRICE       NEW
                                                             REPRICED OR     STOCK AT TIME      AT TIME OF      EXERCISE
                                                               AMENDED      OF REPRICING OR    REPRICING OR       PRICE
NAME                                          DATE (1)         (1) (#)       AMENDMENT ($)    AMENDMENTS ($)       ($)
---------------------------------------  ------------------  ------------  -----------------  ---------------  -----------
Ronald M. Shaich.......................  October 9, 1995           2,448       $    7.25         $   20.00      $    7.25
                                         October 9, 1995          45,536       $    7.25         $   23.75      $    7.25
                                         October 9, 1995           1,961           $7.25            $23.75          $7.25
                                         October 9, 1995          55,092           $7.25            $24.00          $7.25
                                         October 9, 1995          72,293           $7.25            $15.50          $7.25

Louis I. Kane..........................  October 9, 1995           2,448       $    7.25         $   20.00      $    7.25
                                         October 9, 1995          45,536       $    7.25         $   23.75      $    7.25
                                         October 9, 1995           1,961           $7.25            $23.75          $7.25
                                         October 9, 1995          55,092           $7.25            $24.00          $7.25
                                         October 9, 1995          72,293           $7.25            $15.50          $7.25

Samuel H. Yong.........................  October 9, 1995           5,808       $    7.25         $   25.00      $    7.25
                                         October 9, 1995             717       $    7.25         $   20.25      $    7.25
                                         October 9, 1995             744           $7.25            $20.00          $7.25
                                         October 9, 1995           1,024           $7.25            $16.69          $7.25
                                         October 9, 1995           1,105           $7.25            $16.00          $7.25
                                         October 9, 1995           1,433           $7.25            $13.63          $7.25
                                         October 9, 1995          12,698           $7.25            $11.88          $7.25
                                         October 9, 1995           1,717           $7.25            $12.13          $7.25
                                         October 9, 1995           3,156           $7.25             $7.75          $7.25

Mark A. Borland........................  October 9, 1995          12,837       $    7.25         $   12.50      $    7.25
                                         October 9, 1995           4,937       $    7.25      19.$78 $20.00     $    7.25
                                         October 9, 1995           2,644           $7.25                            $7.25

John P. Billingsley....................  October 9, 1995           3,154       $    7.25         $   19.78      $    7.25
                                         October 9, 1995           5,067       $    7.25         $   20.00      $    7.25
                                         October 9, 1995           2,638           $7.25            $16.63          $7.25
                                         October 9, 1995           4,056           $7.25            $11.88          $7.25

Mariel Clark...........................  October 9, 1995           6,732       $    7.25         $   17.00      $    7.25
                                         October 9, 1995           3,154       $    7.25         $   19.78      $    7.25
                                         October 9, 1995           4,223           $7.25            $20.00          $7.25
                                         October 9, 1995           5,297           $7.25            $15.38          $7.25
                                         October 9, 1995           8,112                            $11.88

David J. Peterman......................  October 9, 1995          16,510       $    7.25         $   15.50      $    7.25

Maxwell T. Abbott......................  October 9, 1995          15,741       $    7.25         $   12.13      $    7.25

Richard C. Postle......................  Nov. 19, 1998           100,000       $    6.38         $   10.94      $    6.38
                                         October 9, 1995          46,822       $    7.25         $    9.25      $    7.25

Peter E. McNally.......................  October 9, 1995          16,504       $    7.25         $   15.50      $    7.25

Anthony J. Carroll.....................  October 9, 1995           3,154       $    7.25         $   19.78      $    7.25
                                         October 9, 1995           4,223       $    7.25         $   20.00      $    7.25
                                         October 9, 1995           8,112           $7.25            $11.88          $7.25

Thomas R. Howley.......................  October 9, 1995           5,284       $    7.25         $   19.75      $    7.25
                                         October 9, 1995           3,154       $    7.25         $   19.78      $    7.25
                                         October 9, 1995           3,378           $7.25            $20.00          $7.25
                                         October 9, 1995           4,056           $7.25            $11.88          $7.25

Michael J. Kupstas.....................  Nov. 19, 1998            45,000       $    6.38         $   10.94      $    6.38


                                         LENGTH OF ORIGINAL
                                             OPTION TERM
                                            REMAINING AT
                                                DATE
                                           OF REPRICING OR
NAME                                          AMENDMENT
---------------------------------------  -------------------
Ronald M. Shaich.......................             6.5
                                                    7.3
                                                    7.5
                                                    8.3
                                                    9.3
Louis I. Kane..........................             6.5
                                                    7.3
                                                    7.5
                                                    8.3
                                                    9.3
Samuel H. Yong.........................             8.3
                                                    8.5
                                                    8.7
                                                    9.0
                                                    9.2
                                                    9.5
                                                    9.6
                                                    9.7
                                                   10.0
Mark A. Borland........................             6.0
                                                    7.4
                                                    8.6
John P. Billingsley....................             7.4
                                                    8.6
                                                    8.8
                                                    9.6
Mariel Clark...........................             6.6
                                                    7.4
                                                    8.6
                                                    8.9
                                                    9.6
David J. Peterman......................             9.0
Maxwell T. Abbott......................             9.6
Richard C. Postle......................             9.6
                                                    9.9
Peter E. McNally.......................             8.9
Anthony J. Carroll.....................             7.4
                                                    8.6
                                                    9.6
Thomas R. Howley.......................             7.0
                                                    7.4
                                                    8.6
                                                    9.6
Michael J. Kupstas.....................             9.6

    In connection with the 1995 repricing program, the number of options held was also reduced. The following chart shows the number of options outstanding prior to the 1995 repricing, and the number outstanding after such repricing:

                                                                                                    NUMBER OF         NUMBER OF
                                                                                                   SECURITIES        SECURITIES
                                                                                                   UNDERLYING        UNDERLYING
                                                                                                  OPTIONS/SARS      OPTIONS/SARS
                                                                                                OUTSTANDING PRIOR    OUTSTANDING
NAME                                                                                              TO REPRICING     AFTER REPRICING
----------------------------------------------------------------------------------------------  -----------------  ---------------
Ronald M. Shaich..............................................................................           5,000            2,448
                                                                                                       100,000           45,536
                                                                                                         4,211            1,961
                                                                                                       110,000           55,092
                                                                                                       100,000           72,293

Louis I. Kane.................................................................................           5,000            2,448
                                                                                                       100,000           45,536
                                                                                                         4,211            1,961
                                                                                                       110,000           55,092
                                                                                                       100,000           72,293

Samuel H. Yong................................................................................          12,000            5,808
                                                                                                         1,234              717
                                                                                                         1,250              744
                                                                                                         1,498            1,024
                                                                                                         1,563            1,105
                                                                                                         1,835            1,433
                                                                                                        15,152           12,698
                                                                                                         2,062            1,717
                                                                                                         3,226            3,156

Mark A. Borland...............................................................................          18,000           12,837
                                                                                                         9,100            4,937
                                                                                                         4,500            2,644

John P. Billingsley...........................................................................           5,814            3,154
                                                                                                         8,625            5,067
                                                                                                         3,909            2,638
                                                                                                         4,840            4,056

Mariel Clark..................................................................................          11,765            6,732
                                                                                                         5,814            3,154
                                                                                                         7,188            4,223
                                                                                                         7,421            5,297
                                                                                                         9,680            8,112

David J. Peterman.............................................................................          23,226           16,510

Maxwell T. Abbott.............................................................................          18,961           15,741

Richard C. Postle.............................................................................          50,000           46,822

Peter E. McNally..............................................................................          23,226           16,504

Anthony J. Carroll............................................................................           5,814            3,154
                                                                                                         7,188            4,223
                                                                                                         9,680            8,112

Thomas R. Howley..............................................................................          10,127            5,284
                                                                                                         5,814            3,154
                                                                                                         5,750            3,378
                                                                                                         4,840            4,056

                          TOTAL RETURN TO STOCKHOLDERS
                 (ASSUMES $100 INVESTMENT ON DECEMBER 31, 1993)

    The following graph and chart compare the cumulative annual stockholder return on the Company's Class A Common Stock over the period commencing December 31, 1993 through December 31, 1998 to that of the total return index for the NASDAQ Stock Market (U.S. Companies) and the Standard & Poor's 400--MidCap Restaurant Index, assuming the investment of $100 on December 31, 1993. In calculating total annual stockholder return, reinvestment of dividends is assumed. The stock performance graph and chart below are not necessarily indicative of future price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       TOTAL RETURN TO STOCKHOLDERS
(ASSUMES $100 INVESTMENT ON 12/31/93)
Total Return Analysis
                                               Panera Bread Company    S&P MidCap Restaurants    Nasdaq Composite
12/31/93                                                    $100.00                   $100.00             $100.00
12/31/94                                                     $70.33                    $68.74              $96.79
12/29/95                                                     $36.26                    $67.92             $136.45
12/30/96                                                     $28.57                    $65.15             $167.88
12/31/97                                                     $33.24                    $71.42             $205.06
12/31/98                                                     $26.67                    $87.40             $297.02

                 OWNERSHIP OF PANERA BREAD COMPANY COMMON STOCK

    The following table sets forth certain information as of July 1, 1999, with respect to the Company's Class A and Class B Common Stock owned by (1) each director of the Company, (2) the executive officers named in the Summary Compensation Table, (3) all directors and executive officers of the Company as a group, and (4) each person who is known by the Company to beneficially own more than five percent of the Company's capital stock. Unless otherwise indicated in the footnotes to the table, all stock is owned of record and beneficially by the persons listed in the table.

                                                            CLASS                      CLASS
        NAME AND, WITH RESPECT TO OWNER           -------------------------  -------------------------    COMBINED VOTING
            OF MORE THAN 5%, ADDRESS                NUMBER     PERCENT (1)     NUMBER     PERCENT (2)     PERCENTAGE (3)
------------------------------------------------  ----------  -------------  ----------  -------------  -------------------
Ronald M. Shaich................................     740,865(4)         6.6%  1,272,540         82.7%             28.2%
  Co-Chairman, Director and Chief Executive
  Officer c/o Panera Bread Company
  159 Overland Road
  Waltham, MA 02451

Louis I. Kane...................................     693,580(5)         6.2%     53,406          3.5%              5.2%
  Co-Chairman and Director c/o ABP Corporation
  19 Fid Kennedy Avenue
  Boston, MA 02210

George E. Kane..................................      33,942(6)           *      20,000          1.3%                *
  Director

Henry J. Nasella................................      25,080(7)           *          --           --                 *
  Director

Richard C. Postle...............................      70,826(8)           *          --           --                 *
  President, Saint Louis/Panera Bread Business
  Unit

Mark A. Borland.................................      69,918(9)           *          --           --                 *
  Chief Operating Officer, Au Bon Pain Business
  Unit

Anthony J. Carroll..............................      79,101 10)           *     19,911          1.3%                *
  Senior Vice President, Treasurer and Chief
  Financial Officer

All Directors and officers as a group (19
  persons)......................................   1,810,841 11)        18.8%  1,365,857        88.8%             38.8%

Morgan Stanley Group Inc........................   1,332,385 12)        12.6%         --          --               8.8%
PG Investors, Inc.
Princes Gate Investors, L.P.
  1251 Avenue of the Americas
  New York, NY 10020

Brown Capital Management........................   1,319,450 13)        12.4%         --          --               8.7%
  809 Cathedral Street
  Baltimore, MD 21201

                                                            CLASS                      CLASS
        NAME AND, WITH RESPECT TO OWNER           -------------------------  -------------------------    COMBINED VOTING
            OF MORE THAN 5%, ADDRESS                NUMBER     PERCENT (1)     NUMBER     PERCENT (2)     PERCENTAGE (3)
------------------------------------------------  ----------  -------------  ----------  -------------  -------------------
Princeton Services, Inc.                           1,166,800 14)        11.0%                                      7.7%
Fund Asset Management, L.P......................                                     --           --
  Merrill Lynch Special Value Fund, Inc.
  800 Scudders Mill Road
  Plainsboro, NJ 08536

Dimensional Fund Advisors Inc...................     755,900 15)         7.1%         --          --               5.0%
  1299 Ocean Avenue, 11(th) Floor
  Santa Monica, CA 90401

Cobalt Capital Management, Inc..................     567,800 16)         5.4%         --          --               3.7%
  237 Park Avenue
  Suite 801
  New York, New York 10012

------------------------

*   Less than one percent.

(1) Percentage ownership of Class A Common Stock is based on 10,604,999 shares issued and outstanding plus shares subject to options exercisable within sixty days of July 1, 1999 held by the stockholder or group.

(2) Percentage ownership of Class B Common Stock is based on 1,538,247 shares issued and outstanding plus shares subject to options exercisable within sixty days of July 1, 1999 held by the stockholder or group.

(3) This column represents voting power rather than percentage of equity interest as each share of Class A Common Stock is entitled to one vote while each share of Class B Common Stock is entitled to three votes.

(4) Includes options exercisable within 60 days for 677,330 shares.

(5) Mr. Kane resigned as Co-Chairman of the Company in May 1999 concurrently with the sale of the Au Bon Pain Division. He resigned as Director in June 1999. Consists of (a) 1,200 shares owned by Mr. Kane's spouse and as to which Mr. Kane disclaims beneficial ownership; (b) 15,050 shares owned by Mr. Kane and (c) options exercisable within 60 days for 677,330 shares.

(6) Includes options for 28,542 shares exercisable within sixty days of July 1, 1999 pursuant to the Directors' Plan for independent directors.

(7) Consists of 1,000 shares jointly owned by Mr. Nasella and his spouse and options for 24,080 shares exercisable within sixty days of July 1, 1999 pursuant to the Directors' Plan for independent directors.

(8) Includes options for 32,162 shares exercisable within 60 days of July 1, 1999.

(9) Mr. Borland resigned from the Company in May 1999 concurrently with the sale of the Au Bon Pain Division.

(10) Mr. Carroll resigned from the Company in May 1999 concurrently with the sale of the Au Bon Pain Division.

(11) Includes options for 1,685,992 shares exercisable within sixty days of July 1, 1999. Excluding Messrs. Kane, Carroll and Borland, who resigned effective with the sale of the Au Bon Pain Division in May 1999, the shares outstanding and percentages for all directors and officers as a group for Class A Common Stock, Class B Common Stock and combined voting percentage would be 968,242 and 13.0%, 1,292,540 and 84.0%, and 31.8%, respectively.

(12) Information included is based solely upon a Schedule 13D filed with the Commission, jointly on behalf of Morgan Stanley Group Inc. ("MS Group"), PG Investors, Inc. ("PGI") and Princes Gate Investors, L.P. ("Princes Gate L.P."). PGI Investors, Inc. is a wholly-owned subsidiary of Morgan Stanley Group Inc., and is the general partner of Princes Gate L.P. On December 22, 1993, the Company issued to several purchasers, including Princes Gate L.P., $30,000,000 in aggregate principal amount of 4.75% Convertible Subordinated Notes due 2001 (the "Notes"). The Notes are convertible into fully paid and non-assessable shares of Class A Common Stock at a conversion price (subject to adjustment) equal to $25.50 principal amount for each share of Class A Common Stock, or currently 1,176,468 shares of Class A Common Stock in the aggregate. The amount of shares disclosed includes (a) 317 shares of Class A Common Stock owned by MS Group's wholly-owned subsidiary, Morgan Stanley & Co. Incorporated ("MS & Co.") in its capacity as a market-maker in the Company's Class A Common Stock, (b) 5,600 shares of Class A Common Stock over which MS & Co. exercises discretionary authority on behalf of customers, and (c) since PGI exercises investment management, voting and/or disposition control over all of the Notes and the underlying shares of Class A Common Stock obtainable upon conversion of the Notes, 1,176,468 shares of Class A Common Stock obtainable upon conversion of the Notes. In connection with a financing transaction consummated in July 1996, the number of shares also includes a Class A Common Stock purchase warrant issued for 150,000 shares, exercisable at $5.62 per share through July 24, 2001. (With respect to Princes Gate, L.P., the total of 1,332,385 shares includes 881,504 shares of Class A Common Stock obtainable upon conversion of the Notes, and, in connection with the financing transaction consummated in July 1996, includes a Class A Common Stock purchase warrant issued for 112,392 shares, exercisable at $5.62 per share through July 24, 2001).

(13) Information included is based solely upon a Schedule 13G dated January 8, 1999.

(14) Princeton Services, Inc. ("PSI") is a parent holding company in accordance with the Securities and Exchange Act of 1934 and is the corporate managing general partner of Fund Asset Management, L.P. Fund Asset Management, L.P. d/b/a Fund Asset Management ("FAM") is an investment adviser registered under section 203 of the Investment Advisers Act of 1940 (the "Advisers Act"). Merrill Lynch Special Value Fund, Inc. (the "Fund") is an investment company registered under Section 8 of the Investment Company Act of 1940 (the "Investment Company Act"). FAM acts as an investment adviser to investment companies registered under Section 8 of the Investment Company Act and private accounts. With respect to securities held by those investment companies and private accounts, several persons have the right to receive, or the power to direct the receipt of dividends from or the proceeds from the sale of such securities. The Fund, a reporting person for which FAM serves as investment adviser, has an interest that relates to more than 5% of the class of the class of securities reported herein. No other person has an interest that relates to more than 5% of the class of securities reported herein. PSI is deemed to be the beneficial owner of, and has shared voting and dispositive power with respect to 1,166,800 shares, and FAM and the Fund are deemed to be the beneficial owners of, and have shared voting and dispositive power with respect to 1,140,200 shares. Information regarding beneficial ownership of the shares has been obtained solely from the joint Schedule 13G of PSI, FAM and the Fund filed with the Commission on February 3, 1998.

(15) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 755,900 shares, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(16) Information included is based solely upon a 13G dated June 24, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    There are no Certain Relationships or Related Transactions during the fiscal year ended December 26, 1998 to report.

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

    Proposals of stockholders of the Company (including director nominations) intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company not later than January 31, 2000 to be included in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Stockholders. Stockholder proposals submitted outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended will not be considered at any annual meeting of stockholders. Nominations and proposals of stockholders may be submitted to the Company for consideration at the 2000 Annual Meeting of Stockholders if certain conditions set forth in the Company's By-laws are satisfied, although such nominations and proposals will not be included in the proxy statement and form of proxy relating to that annual meeting unless submitted in accordance with the time limits and other requirements set forth above and in the related rules of the Securities and Exchange Commission.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and Nasdaq. Officers, Directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    In accordance with the provisions of Item 405 of Regulation S-K, to the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 26, 1998, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were satisfied.

    A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR 1998 MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS COORDINATOR, PANERA BREAD COMPANY, 7930 BIG BEND BOULEVARD, WEBSTER GROVES, MO 63119.

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